SCHEDULE 14A

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                 ACT OF 1934
                           (AMENDMENT NO.       )

   Filed by the Registrant     /X/
   Filed by a Party other than the Registrant   /__/

   Check the appropriate box:

    /_/  Preliminary Proxy Statement       /_/  Confidential, for
    /X/  Definitive Proxy Statement             use of the
    /_/  Definitive Additional Materials        Commission Only (as
    /_/  Soliciting Material Pursuant to        permit-ted by Rule
         Rule 14a-113(c) or Rule 14a-12          14a-6(e)(2))

                           ARVIN INDUSTRIES, INC.
              (Name of Registrant as Specified in its Charter)

   ______________________________________________________________________
        (Name of Person(s) Filing Proxy Statement, if other than the
                                 Registrant)

   Payment of filing fee (check the appropriate box):

   /X/  No fee required.

   /_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:

   /_/  Fee paid previously with preliminary materials.

   /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1)   Amount Previously Paid:

        2)   Form, Schedule or Registration Statement No.:

        3)   Filing Party:

        4)   Date Filed:

                           ARVIN INDUSTRIES, INC.

                                   NOTICE

                                     OF

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 16, 1998

   To the Shareholders of
   ARVIN INDUSTRIES, INC.

   The Annual Meeting of Shareholders of Arvin Industries, Inc., an Indiana corporation, will be held at the Holiday Inn Conference Center, 2480 Jonathan Moore Pike (Highway 46 West), Columbus, Indiana on Thursday, April 16, 1998, at 10:30 a.m., for the following purposes:

   (1)  To elect four directors for a term of three years;

   (2)  To adopt the 1998 Stock Benefit Plan;

   (3) To ratify the Board of Directors' appointment of Price Waterhouse as Arvin's independent certified public accountants for the current year; and

   (4) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

   Shareholders of record at the close of business on February 23, 1998 are entitled to notice of and to vote at the Annual Meeting.

   Arvin's Annual Report for fiscal year 1997 is enclosed.

   IMPORTANT! TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

   NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                                      RONALD R. SNYDER
                                         SECRETARY

   Columbus, Indiana
   March 13, 1998

                           ARVIN INDUSTRIES, INC.
          ONE NOBLITT PLAZA, BOX 3000, COLUMBUS, INDIANA 47202-3000
         ----------------------------------------------------------

             PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD APRIL 16, 1998

        This proxy statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Arvin Industries, Inc. ("Arvin") from holders of Arvin's common shares, par value $2.50 per share ("Common Shares"), for use at the Annual Meeting of Shareholders to be held April 16, 1998, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice (the "Annual Meeting"). Arvin will bear all costs relating to the solicitation of proxies from its shareholders. In addition to soliciting proxies by mail, Arvin's officers and employees, without receiving additional compensation therefor, may solicit proxies by telephone, by facsimile or in person. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Shares held of record by such persons, and Arvin will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in that connection. In addition, Arvin has retained Hill and Knowlton, Inc. to assist in soliciting proxies from shareholders, including brokers' accounts, at a fee of $6,250 plus reasonable out-of-pocket expenses.

        This proxy statement is first being sent to shareholders on or about March 13, 1998.


                            VOTING AT THE MEETING

        The record date for the determination of shareholders entitled to vote at the Annual Meeting was the close of business on February 23, 1998, at which time Arvin had issued and outstanding 24,583,796 Common Shares. Each shareholder will be entitled to one vote for each Common Share held with respect to all matters which may be properly submitted to a vote of shareholders at the Annual Meeting.

        All proxies that are properly signed and received by Arvin prior to the Annual Meeting will be voted in accordance with the instructions on such proxies unless they have been revoked. If no instruction is indicated, the shares will be voted FOR the election of the four nominees for director listed in this proxy statement, FOR adoption of the 1998 Stock Benefit Plan, FOR ratification of the appointment of independent public accountants, and in the discretion of the persons named in the proxy on such other matters as may properly come before the Annual Meeting. Any shareholder who has given a proxy may revoke such proxy at any time before it is voted at the Annual Meeting by delivering to the Secretary of Arvin written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

        A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of the outstanding Common Shares, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. The inspectors of election appointed for the Annual Meeting will determine whether a quorum is present. Under certain circumstances, a broker or other nominee may have discretionary authority to vote certain Common Shares if instructions have not been received from the beneficial owner or other person entitled to vote. The inspectors of election will treat abstentions and broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal, because such broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) as present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting.

        A plurality of the Common Shares voted in person or by proxy is required to elect a director. The 1998 Stock Benefit Plan and ratification of the appointment of the independent public accountants will be approved if the votes cast favoring each such action exceed the votes cast opposing each such action. Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. For purposes of determining approval of the 1998 Stock Benefit Plan and ratification of the appointment of the accountants, abstentions will not be considered. Broker non-votes, because they are not considered votes cast, are not counted in the vote totals.


                     PROPOSAL 1 - ELECTION OF DIRECTORS

        Arvin's Restated Articles of Incorporation, as amended, provide that its By-Laws may divide the Board of Directors into classes, with the terms of office of directors in each class being more than one year. The By-Laws provide that the Board of Directors shall be divided into three classes, each class being as nearly equal in number as possible, and that at each Annual Meeting of Shareholders the successors to the directors whose terms expire that year shall be elected for a term of three years.

        At the Annual Meeting, four incumbent directors will be nominated
   for a three-year term.   James K. Baker, Vice Chairman of the Board
   and Arvin's longest serving CEO, whose term expires at the Annual Meeting, has announced that he will not seek re-election to the Board of Directors. The Board expresses its appreciation and gratitude for Mr. Baker's 43 years of dedication to Arvin. Unless otherwise directed, proxies will be voted for the election of the four nominees listed below who have been designated by the Board of Directors. If, on account of death or other unforeseen contingencies, any of these persons is unavailable for election, the proxies will be voted for a substitute nominee designated by the Board of Directors.

        The following sets forth certain information with respect to the nominees and continuing directors of Arvin:

                                                                                                    Number of
                                                                                                  Common Shares
                                                                                                  Beneficially
                                                                                                   Owned as of
                                                                                               January 1, 1998(1)
       NOMINEES FOR THREE-YEAR TERMS:                                                          ------------------
              [Photo of Joseph P. Allen]
              JOSEPH P. ALLEN, CHAIRMAN, VERIDIAN (SUCCESSOR TO CALSPAN SRL
                       CORPORATION) . . . . . . . . . . . . . . . . . . . . . . . . .                 3,790

              Dr. Allen, 60, is a graduate of DePauw University with a Bachelor of
              Arts degree and attended Christian Albrechts Universitaet in Kiel,
              Germany as a Fulbright Scholar.  He also earned Master of Science and
              Doctor of Philosophy degrees from Yale University.  Dr. Allen was an astronaut with NASA from 1967 to 1985, when he became Executive Vice
              President of Space Industries, Inc., predecessor to Calspan SRL
              Corporation, a designer of space facilities.  Dr. Allen was elected
              President of Space Industries, Inc. in 1988 and Chief Executive Officer
              in 1991.  Dr. Allen was first elected to Arvin's Board of Directors in
              1985.  He is also a director of Veridian.

              [Photo of Steven C. Beering]
              STEVEN C. BEERING, PRESIDENT OF PURDUE UNIVERSITY . . . . . . . . . . .                 1,600(2)

              Dr. Beering, 65, holds Bachelor of Science and Doctor of Medicine degrees from the University of Pittsburgh.  He was named President of
              Purdue University and the Purdue University Foundations in 1983.  He is
              also a director of Eli Lilly and Company, NIPSCO Industries, Inc. and
              American United Life Insurance Co.  He was first elected to Arvin's
              Board of Directors in 1983.

              [Photo of Joseph P. Flannery]
              JOSEPH P. FLANNERY, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF
                       UNIROYAL HOLDING, INC. . . . . . . . . . . . . . . . . . . . .                 1,500

              Mr. Flannery, 65, holds a Bachelor of Science degree from the University of Lowell and a Masters of Business Administration degree from Harvard
              University.  He joined Uniroyal, Inc. in 1959 and, after holding a number of positions with Uniroyal, Inc. and its Uniroyal Chemical
              Division, was elected a director and President and Chief Operating
              Officer of Uniroyal, Inc. in  1977 and its Chief Executive Officer in
              1980.  Since 1987 Mr. Flannery has been Chairman of the Board, President and Chief Executive Officer of Uniroyal Holding, Inc.  He was first elected an Arvin director in 1991.  Mr. Flannery also serves on the boards of directors of APS Holding Corporation, Ingersoll-Rand Company,
              Kmart Corp., Newmont Mining Corporation, Newmont Gold Company and The
              Scotts Company.

              [Photo of V. William Hunt]
              V. WILLIAM HUNT, PRESIDENT AND CHIEF OPERATING OFFICER OF ARVIN . . . .          123,440(3)(4)(5)

              Mr. Hunt, 53, holds Bachelor of Arts and Doctor of Jurisprudence degrees from Indiana University.  Mr. Hunt joined Arvin in 1976 and was elected
              Vice President-Administration in 1980, Secretary in 1982, Executive Vice
              President in 1990, and President & COO in 1996.  Effective May 1, 1998,
              he will become Chief Executive Officer of Arvin.  Mr. Hunt is also
              Chairman of the Motor Equipment Manufacturers' Association Presidents'
              Council.  Mr. Hunt was first elected to the Board of Directors in 1983.


                                                                                                    Number of
                                                                                                  Common Shares
                                                                                                  Beneficially
                                                                                                   Owned as of
                                                                                               January 1, 1998(1)
       CONTINUING DIRECTORS:                                                                   ------------------



              [Photo of William D. George]
              WILLIAM D. GEORGE, RETIRED PRESIDENT AND CHIEF EXECUTIVE OFFICER OF S.C.
                       JOHNSON & SON INC. . . . . . . . . . . . . . . . . . . . . . .                 3,000

              Mr. George, 65, received a Bachelor of Arts degree from DePauw
              University and a Masters of Business Administration degree from Harvard
              University.  In 1981, he joined S.C Johnson Wax, a manufacturer of chemical specialty products headquartered in Racine, Wisconsin, and, after holding a number of positions, became Executive Vice President and
              Chief Operating Officer, Worldwide Consumer Products in 1988.  He was
              elected President in 1990, Chief Executive Officer and a member of the
              Board in 1993 and he retired in 1996.  Mr. George was first elected to the Arvin Board of Directors in 1994, and his current term expires in
              1999.  He also serves on the board of directors of Ralcorp Holdings and is a member of the Board of Trustees of Carthage College.

              [Photo of Ivan W. Gorr]
              IVAN W. GORR, FORMER CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                       OF COOPER TIRE & RUBBER COMPANY  . . . . . . . . . . . . . . .                 1,500

              Mr. Gorr, 68, is a graduate of the University of Toledo and is a certified public accountant.  Mr. Gorr began his career with Cooper Tire in 1972 as Corporate Controller and, after having served as Executive
              Vice President, Treasurer and Chief Financial Officer, was elected
              President and Chief Operating Officer in 1982 and Chairman and Chief
              Executive Officer in 1989 serving in those capacities until 1994.
              Cooper Tire, located in Findlay, Ohio, specializes in the manufacture and marketing of rubber products for consumers and industrial users.
              Mr. Gorr was elected a director of Arvin in 1994, and his current term expires in 2000. He also serves as a director of Amcast Industrial
              Corporation, Fifth Third Bancorp, OHM Corporation and Borg-Warner
              Automotive, Inc.


                                                                                                    Number of
                                                                                                  Common Shares
                                                                                                  Beneficially
                                                                                                   Owned as of
                                                                                               January 1, 1998(1)
       CONTINUING DIRECTORS:                                                                   ------------------

              [Photo of Richard W. Hanselman]
              RICHARD W. HANSELMAN, FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF
                        GENESCO, INC.  . . . . . . . . . . . . . . . . . . . . . . . .                1,200
              Mr. Hanselman, 70, is a graduate of Dartmouth College.  He joined
              Genesco in 1980 and was named Chief Executive Officer in 1981, serving in that capacity and as its Chairman until 1986.  Genesco is a diversified manufacturer of footwear and apparel located in Nashville,
              Tennessee.  Mr. Hanselman was first elected to Arvin's Board of
              Directors in 1983, and his current term expires in 2000. He is also a director of Becton, Dickinson & Co., BEC Group, Inc., Bradford Funds,
              Inc., Foundation Health Corporation, Gryphon Holdings, Inc. and IMCO
              Recycling Inc.

              [Photo of Don J. Kacek]
              DON. J. KACEK, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF
                       ADVANCED AUTOMATION TECHNOLOGIES, INC. . . . . . . . . . . . .                 1,000(2)

              Mr. Kacek, 61, holds a Bachelor of Science degree from Illinois
              Institute of Technology.  He became President and Chief Executive
              Officer of Ransburg Corporation in 1977 and was elected Chairman of its
              Board of Directors in 1978, in which capacities he served until 1988.
              In 1989, Mr. Kacek became a director of Advanced Automation
              Technologies, Inc. and since 1990 has been its Chairman, President and
              Chief Executive Officer.  Advanced Automation Technologies is a
              manufacturer of factory automation equipment located in Indianapolis,
              Indiana.  He was first elected to Arvin's Board of Directors in 1982, and his current term expires in 2000.

              [Photo of Frederick R. Meyer]
              FREDERICK R. MEYER, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF
                       ALADDIN INDUSTRIES, INC. . . . . . . . . . . . . . . . . . . .                13,100

              Mr. Meyer, 70, was graduated from Purdue University and holds a Master of Business Administration degree from Harvard University.  In 1985, Mr.
              Meyer became Chairman of the Board of Aladdin Industries, Inc., a diversified company principally engaged in the manufacture of children's lunch kits, thermosware, insulated food delivery systems and related products located in Nashville, Tennessee.  Mr. Meyer served as President and Chief Executive Officer of Aladdin Industries, Inc. from 1987 through September 1994 and was re-elected to that position in October
              1995.  Mr. Meyer was first elected to Arvin's Board of Directors in
              1980, and his current term expires in 1999.  He also serves as a director of Tyler Corporation, Southwest Securities Group, Inc. and Palm
              Harbor Homes, Inc.


                                                                                                    Number of
                                                                                                  Common Shares
                                                                                                  Beneficially
                                                                                                   Owned as of
                                                                                               January 1, 1998(1)
       CONTINUING DIRECTORS:                                                                   ------------------

              [Photo of Byron O. Pond]
              BYRON O. POND, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF ARVIN  . . . . .             355,993(3)(4)

              Mr. Pond, 61, is a graduate of Wayne State University with a Bachelor of
              Science degree in Business Administration.  Mr. Pond became an Executive
              Vice President and director of Arvin in 1990, President in 1991, Chief
              Executive Officer in 1993, and was elected Chairman of the Board of
              Directors in 1996.  His current term expires in 1999.  Effective May 1,
              1998, Mr. Pond will step down from the position of Chief Executive
              Officer.

              [Photo of Richard A. Smith]
              RICHARD A. SMITH, VICE PRESIDENT-FINANCE AND CHIEF FINANCIAL OFFICER
                       OF ARVIN . . . . . . . . . . . . . . . . . . . . . . . . . . .           74,083(2)(3)(4)

              Mr. Smith, 52, was graduated from the University of Illinois at Chicago, was awarded a Master of Business Administration by Northwestern
              University and earned a Doctor of Jurisprudence degree from St. Louis
              University.  Mr. Smith has been Vice President-Finance and a member of
              Arvin's Board of Directors since 1990, and his current term expires in
              2000.

              [Photo of Arthur R. Velasquez]
              ARTHUR R. VELASQUEZ, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF
                       AZTECA FOODS, INC. . . . . . . . . . . . . . . . . . . . . . .                 1,575(6)

              Mr. Velasquez, 59, is a graduate of the University of Notre Dame with a
              Bachelor of Science degree in Electrical Engineering and holds a Masters of Business Administration from the University of Chicago.  He was a founder of Azteca Corn Products Corporation in 1970, now Azteca Foods,
              Inc.  Azteca is a manufacturer of Mexican foods located in Chicago,
              Illinois.  Mr. Velasquez was first elected an Arvin director in 1994, and his current term expires in 1999.  He also serves on the boards of directors of Peoples Energy Corporation, LaSalle National Bank, Chicago
              Metro Board of Junior Achievement, the Maryville City of Youth, and
              serves on the Board of Trustees of the University of Notre Dame.


     ---------------------------------------------------------------------

     (1) Except as otherwise noted, each person exercises sole voting and investment power over the Common Shares beneficially owned by him. Other than Mr. Pond and Mr. Hunt, who beneficially own approximately 1.45% and 3.08%, respectively, of the outstanding Common Shares, no nominee or director is individually the bene-ficial owner of more than 1.0% of Arvin's outstanding Common Shares.

     (2) Shared voting and investment power, as follows: Dr. Beering - 1,600 shares, Mr. Kacek - 1,000 shares and Mr. Smith - 20,600 shares.

     (3) Includes Common Shares subject to options which may be exercised within 60 days after January 1, 1998, as follows: Mr. Hunt - 95,956 shares, Mr. Pond - 270,824 shares and Mr. Smith - 49,750 shares.

     (4) Includes Common Shares held in such participant's accounts under certain Arvin employee benefit plans, as follows: Arvin Savings
              Plan: Mr. Hunt - 7,552 shares, Mr. Pond - 1,641 shares and Mr. Smith - 2,502 shares; Arvin Equity Account Plan: Mr. Hunt - 1,449 shares; and Arvin Deferred Compensation Plan: Mr. Hunt - 1,083 shares, Mr. Pond - 510 shares and Mr. Smith - 1,231 shares. Common Shares held in these Plans are voted at the direction of the participant.

     (5) Does not include 634,436 Common Shares as to which Mr. Hunt can direct the voting at any and all annual or special meetings of Arvin pursuant to the shareholders' agreement described under the heading "Certain Beneficial Owners." Mr. Hunt disclaims beneficial ownership of such Common Shares.

     (6)      Held in an individual retirement account self-directed by Mr.
              Velasquez.


   COMPENSATION OF DIRECTORS

        During 1997, Mr. Baker and non-employee members of the Board of Directors were compensated for their service as directors as follows: an annual fee of $26,000; a fee of $1,500 for membership on any regular committee of the Board; and attendance fees of $1,500 and $1,000, respectively, for each Board and committee meeting.

        Dr. Allen serves as Chairman of Veridian, the successor to Calspan SRL Corporation ("Calspan"), of which Dr. Allen was President and Chief Executive Officer. On September 29, 1995, Arvin sold its interest in Space Industries International, Inc. ("SIII") to a new company, Calspan, formed by management of SIII. In conjunction with the sale, Arvin guaranteed approximately $22.9 million of the debt of Calspan. The guarantee terminated during 1997 and no amount was outstanding at December 28, 1997.

   MEETINGS OF DIRECTORS AND COMMITTEES

        The Board of Directors met four times in 1997.

        There are three standing committees of the Board of Directors. The Audit Committee, the current members of which are Messrs. Gorr (Chairman), Velasquez and Allen, has the responsibility to assess and oversee the adequacy of internal controls and the integrity of Arvin's financial statements. Its functions include: recommending outside auditors; assessing the plan and scope of the audit; reviewing the results of the annual audit and financial statements before release (including disclosure requirements); evaluating auditors' fees; overseeing the effectiveness of the internal audit function; directing and supervising any investigation into matters within the scope of the foregoing duties (including compliance with the Foreign Corrupt Practices Act); and performing such other related functions as the Board of Directors may, from time to time, delegate to the Audit Committee. The Audit Committee met three times in 1997.

        The Human Resources Committee (formerly the Compensation
   Committee), which met three times during 1997, is currently comprised of Messrs. Beering (Chairman), Flannery and George. The Human

   Resources Committee is responsible for establishing and administering the compensation policies of Arvin. SEE "Report of the Human
   Resources Committee on Executive Compensation."

        The Committee on Directors makes recommendations to the Board of Directors as to nominees for election as directors. This committee will consider nominees recommended by Arvin shareholders; any such recommendations may be submitted in writing to the Chairman of the Committee on Directors, in care of Arvin's executive offices in Columbus, Indiana. The current members of the Committee on Directors, which met four times in 1997, are Messrs. Hanselman (Chairman), Meyer and Kacek.


                           EXECUTIVE COMPENSATION

   SUMMARY

        The following table summarizes the annual and long-term compensation for services to Arvin and its subsidiaries for fiscal years 1997, 1996, and 1995 awarded or paid to or earned by the chief executive officer of Arvin and each of the four other most highly compensated executive officers of Arvin and its subsidiaries (the "Named Officers") during 1997.

                                                    SUMMARY COMPENSATION TABLE


                                                                                           LONG-TERM
                                                 ANNUAL COMPENSATION                      COMPENSATION

                                                                                        AWARDS          PAYOUTS

                                                                                RESTRICTED  SECURITIES            ALL OTHER
                                                                  OTHER ANNUAL     STOCK    UNDERLYING    LTIP      COM-
          NAME AND PRINCIPAL             SALARY        BONUS      COMPENSATION   AWARD(S)     OPTIONS   PAYOUTS   PENSATION
               POSITION          YEAR      ($)          ($)         ($) (1)         ($)         (#)      ($)(2)    ($) (3)
      Byron O. Pond              1997   $608,174   $1,110,568(4)     $13,514    $350,350(5)    32,609    $   0     $ 23,719
      Chief Executive Officer    1996    500,000      216,125(4)      14,972     966,124(5)    32,609        0        5,850
      and Chairman of the Board  1995    500,000      216,650         10,656           0       30,000        0        5,850

      V. William Hunt            1997    440,577      703,362(6)       7,179     394,913(7)    26,000        0       35,274
      President and Chief        1996    371,115      625,988(6)       5,050     162,094(7)    25,000        0        5,293
      Operating Officer          1995    301,500      130,640          5,181           0       18,000        0        5,850


      David S. Hoyte(8)          1997    300,009       275,020         6,135     119,992(9)    14,000        0       11,700
      Vice President Chief       1996     69,231             0           679      90,000(9)     7,500        0          900
      Operation                  1995          0             0             0           0            0        0            0
      Improvement Officer

      Richard A. Smith           1997    272,132       340,166         5,143           0       14,000        0       22,926
      Vice President-Finance &   1996    252,581       315,726         5,148           0       14,000        0        5,850
      Chief Financial Officer    1995    242,846       105,225         5,512           0       14,200        0        5,850


      E. Leon Viars              1997    289,616       362,019         4,553           0       14,000   44,726       25,303
      Executive Vice President   1996    228,062       285,077         4,550           0       12,000   72,252        5,850
                                 1995    212,485        92,070         3,323           0        6,600   64,063        5,850

     _____________________

   (1) The compensation reported is the amount reimbursed or paid by Arvin for certain taxes.

   (2) Amounts for Mr. Viars represent payouts for awards for the 1986 through 1990 performance periods under the Maremont Corporation Senior Management Deferred Compensation Plan, which was terminated on January 1, 1991.

   (3) The compensation reported represents Arvin qualified and non-qualified matching contributions to the Arvin Savings Plan and the Arvin Deferred Compensation Plan.

   (4) For fiscal year 1997, includes a cash bonus of $760,218 plus the value (as of February 12, 1998) of 9,100 performance shares distributed to Mr. Pond. For fiscal year 1996, represents the value (as of February 13, 1997) of 9,100 performance shares distributed to Mr. Pond.

   (5) For fiscal year 1997, represents the value of 9,100 performance shares distributed to Mr. Pond as restricted Common Shares. For fiscal year 1996, includes 30,303 Common Shares restricted for a five-year period that Mr. Pond elected to receive in lieu of his 1996 cash bonus of $625,000. 1996 also includes the value of 9,100 performance shares distributed to Mr. Pond as restricted Common Shares. Dividends will be paid on all Common Shares distributed to Mr. Pond during the restricted period. The value of Mr. Pond's restricted share holdings was $1,414,927 as of the Arvin 1997 fiscal year-end.

   (6) For fiscal year 1997, includes a cash bonus of $440,599 plus the value of (as of February 12, 1998) of 6,825 performance shares distributed to Mr. Hunt. For fiscal year 1996, includes a cash bonus of $463,894 and the value (as of February 13, 1997) of 6,825 performance shares distributed to Mr. Hunt.

   (7) For fiscal year 1997, includes 3,967 Common Shares restricted for a five year period that Mr. Hunt elected to receive in lieu of $110,144 of his 1997 cash bonus. 1997 also includes the value of 6,825 performance shares distributed to Mr. Hunt as restricted Common Shares. For fiscal year 1996, includes the value of 6,825 performance shares distributed to Mr. Hunt as restricted Common Shares. Dividends will be paid on all Common Shares distributed to Mr. Hunt during the restricted period. The value of Mr. Hunt's restricted share holdings was $335,344 as of the Arvin 1997 fiscal year-end.

   (8)  Mr. Hoyte became an officer of Arvin during 1996.

   (9) For fiscal years 1997 and 1996, represents the value of 3,602 and 3,636 Common Shares, respectively. The value of Mr. Hoyte's restricted share holdings was $116,125 as of the Arvin 1997 fiscal year-end.

   OPTIONS GRANTED IN 1997

        The following table sets forth certain information as to options to purchase Common Shares of Arvin granted to each of the Named Officers under the 1988 Stock Benefit Plan during the fiscal year ended December 28, 1997 and the potential realizable value, assuming certain annual rates of appreciation.

                                                OPTION GRANTS IN LAST FISCAL YEAR


                                                                                         POTENTIAL REALIZABLE VALUE
                                      INDIVIDUAL GRANTS                                    AT ASSUMED ANNUAL RATES
                                           PERCENT OF                                           OF STOCK PRICE
                            NUMBER OF        TOTAL                                              APPRECIATION
                            SECURITIES      OPTIONS                                          FOR OPTION TERM(3)
                            UNDERLYING     GRANTED TO       EXERCISE
                             OPTIONS       EMPLOYEES         PRICE
                             GRANTED       IN FISCAL         ($ PER        EXPIRATION
              NAME            (#)(1)          YEAR         SHARE)(2)          DATE         5% ($)         10% ($)
       Byron O. Pond         32,609            7.1%        $30.9375        07/15/2007    $   634,561   $ 1,608,092

       V. William Hunt       26,000            5.7%         30.9375        07/15/2007        505,952     1,282,174

       David S. Hoyte        14,000            3.1%         30.9375        07/15/2007        272,436       690,401

       Richard A. Smith      14,000            3.1%         30.9375        07/15/2007        272,436       690,401

       E. Leon Viars         14,000            3.1%         30.9375        07/15/2007        272,436       690,401

       All Officers as      198,609           43.5%         30.9375        07/15/2007      3,864,869     9,794,279
         a Group (21
         people)

       All Optionees        456,859          100.0%         30.9375        07/15/2007      8,890,333   22,529,716

                                                      _____________________

   (1) All options granted to the Named Officers were granted on July 15, 1997 and will first become exercisable July 15, 1998.
        Vesting may be accelerated as a result of certain changes in control of Arvin.

   (2) All options were granted at market value (the average of the high and low prices of the Arvin Common Shares) on the date of grant.

   (3) The potential realizable value illustrates the value that might be recognized upon the exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of stock price appreciation over the ten-year term of the option. Potential realizable value is presented net of the option exercise price, but before taxes associated with the exercise. Actual gains, if any, on stock option exercises and Common Share holdings are dependent on the future performance of the Common Shares and overall market conditions as well as the option holders' continued employment through the ten-year term of the option. There can be no assurance that the amounts reflected in this table will be achieved.

   OPTION EXERCISES IN 1997

        The table below sets forth certain information concerning the exercise of options to purchase Common Shares under the 1988 Stock

   Benefit Plan and the 1978 Stock Option Plan during fiscal year 1997 by each of the Named Officers and the value of unexercised options held by each of the Named Officers as of December 26, 1997.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                                 OPTIONS AT               MONEY OPTIONS AT FISCAL
                              SHARES                        FISCAL YEAR-END (#)               YEAR-END ($)(2)
                            ACQUIRED ON      VALUE
                             EXERCISE      REALIZED
              NAME              (#)         ($)(1)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
       Byron O. Pond        11,000        $182,188      257,609        82,609           $1,537,573       $32,609

       V. William Hunt      10,294        159,670        87,956        26,000              790,618        26,000


       David S. Hoyte        4,030         57,784         3,470        14,000               24,724        14,000


       Richard A. Smith     15,200        191,450        49,750        14,000              428,281        14,000

       E. Leon Viars             0              0        65,200        14,000              689,200        14,000


     _______________________

   (1) Represents the difference between the closing price of the Arvin Common Shares on the New York Stock Exchange on the business day preceding the date of exercise and the option exercise price.

   (2) Represents the difference between $31.9375, the closing price of the Arvin Common Shares on the New York Stock Exchange on
        December 26, 1997, and the option exercise price.


   EMPLOYMENT AGREEMENT WITH BYRON O. POND

        An employment agreement between Arvin and Mr. Pond, effective June 17, 1993, provides, among other things, for his full time employment until June 16, 1996, with automatic one-year extensions commencing June 17, 1994, and continuing each June 17 thereafter, unless terminated by Arvin or Mr. Pond, at an annual salary of not less than $500,000. The agreement also provides that it will be binding upon a successor corporation in the event that Arvin is merged into any other corporation or that any other corporation acquires substantially all of the assets of Arvin. In the event Mr. Pond's change of control agreement (discussed below) is triggered, it will supersede his employment agreement.

   CHANGE OF CONTROL AGREEMENTS

        Arvin has entered into Change of Control Employment Agreements (the "Agreements") with certain Company officers, including each member of the Arvin Policy Committee and the Named Officers, which provide severance payments and benefits in the event of the termination of employment of the officer under certain circumstances within the three year period following a change in control. Under the Agreements, each officer would be entitled to severance payments and benefits in the event that his or her employment is terminated during the three year period following a change in control without "cause" by Arvin, or for "good reason" by the officer, each as is defined in the Agreement. In such case, the officer would be entitled to a severance payment equal to three times his current annual salary and his highest bonus during the preceding three years. During such three-year period, the officer would be entitled to participate in all incentive, retirement and welfare plans of Arvin. Additional benefits would include the right to receive a pension supplement, fringe benefits and paid vacation. In the event that any payments made in connection with the change-in-control would be subject to the excise tax imposed under
   Section 4999 of the Internal Revenue Code as a result of the aggregate compensation payments and benefits made to the individual, under the Agreement or otherwise, in connection with a change-in-control, Arvin is obligated to make whole the individual with respect to such excise tax. Each officer would also be entitled to receive the foregoing severance payments and benefits of the Agreement if employment is terminated for any reason by the officer during a limited period of time following a change of control.

   RETIREMENT PLAN

        The table below shows the estimated annual benefits payable upon retirement to persons, including the Named Officers, covered under Arvin's Retirement Plan for Exempt Salaried Employees (the "Retirement Plan") and Arvin's Supplemental Retirement Plan (the "Supplemental Retirement Plan") (based on the benefit formulas in effect and calculated on a straight life annuity basis, as described below), in the specified compensation and years of service classifications. The amounts reflected in the table are not subject to any deduction for Social Security benefits or other offset amounts except for the Arvin Equity Account described below.


      Annual Compensation                     ANNUAL LIFE INCOME WITH YEARS OF SERVICE AT
     (Average of 5 Highest                            AGE 65 (SINGLE LIFE ANNUITY)
       Consecutive Years    -------------------------------------------------------------------------------
          in Last 10)
     ---------------------


                                    15            20           25           30            35           40
                                  ------       -------      --------     --------      --------     --------
           $  250,000            $53,358      $ 71,144      $ 88,930   $  106,715     $ 124,501   $  142,287

           $  450,000             97,608       130,144       162,680      195,215       227,751      260,287

           $  650,000            141,858       189,144       236,430      283,715       331,001      378,287

           $  850,000            186,108       248,144       310,180      372,215       434,251      496,287

           $1,050,000            230,358       307,144       383,930      460,715       537,501      614,287

           $1,250,000            274,608       366,144       457,680      549,215       640,761      732,287

           $1,450,000            318,858       425,144       531,430      637,715       744,001      850,287

           $1,650,000            363,108       484,144       605,180      726,215       847,251      968,287

           $1,850,000            407,358       543,144       678,930      814,715       950,501    1,086,287

           $2,050,000            451,608       602,144       752,680      903,215     1,053,751    1,204,287

           $2,250,000            495,858       661,144       826,430      991,715     1,157,001    1,322,287

           $2,450,000            540,108       720,144       900,180    1,080,215     1,260,251    1,440,287

           $2,550,000            562,233       749,644       937,055    1,124,465     1,311,876    1,499,287

              The Retirement Plan is a defined benefit plan, based on total years of service, which provides a life annuity determined by the average of the five highest consecutive years' earnings in the last ten years of service. On January 1, 1998, a new unified benefit formula was adopted for determining benefits under the Retirement
   Plan. The benefit is calculated by (i) multiplying 1.1% of the average annual compensation times years of credited service and adding(ii) an amount determined by multiplying 0.375% of the average annual compensation that exceeds the social security wage base (for 1997, $65,400) times years of credited service. Employees may qualify for full benefits at age sixty-two, subject to certain exceptions under the Employee Retirement Income Security Act of 1974, though provisions are made within the Plan for early retirement at reduced benefits and for disability retirement. The compensation covered by the Plan includes salaries, bonuses and compensation deferred at the option of the employees resulting from contributions to the Arvin Savings Plan and the Arvin Deferred Compensation Plan. For the calendar year ended December 31, 1997, credited years of service for the Named Officers are as follows: Mr. Pond - 29 years; Mr. Hunt - 21 years; Mr. Hoyte - 1 year; Mr. Smith - 8 years and Mr. Viars - 28 years.

        In 1983, the master trust governing the Retirement Plan was amended to allow investment of Plan funds in Common Shares. As of September 1, 1985, the Retirement Plan was further amended to transfer to the Arvin Equity Account of the Arvin Savings Plan assets and liabilities for the accrued benefits of active Retirement Plan participants, and a provision was added which credits the benefit payable under the Arvin Equity Account against the benefit payable under the Retirement Plan. The 1985 amendment also added provisions prohibiting termination of the Retirement Plan and recovery of any excess assets ("overfunding") in the Plan unless approved by a majority of the "Continuing Directors" (as defined in the Retirement
   Plan) and providing that, in the event of a change of control of Arvin without Continuing Director approval, the percentage for each year of credited service used in the Retirement Plan's benefit formula would be increased as necessary so that all Plan assets would be needed to provide benefits to participants and any overfunding would be eliminated.

        Annual benefits payable upon retirement under the Retirement Plan are subject to limitation imposed by law in prescribed circumstances. To the extent that an individual employee's retirement benefit would exceed such limit, the pension benefit payable upon retirement set forth in the above table will be paid pursuant to the Supplemental Retirement Plan.

        In addition to benefits under the Retirement Plan, upon retirement at age 65, Mr. Pond will be entitled to receive $30,000 per year under a Maremont insurance-funded retirement program for a period of ten (10) years. In the event of Mr. Pond's death prior to retirement or during the ten (10) years following retirement, such annual benefits will be paid to his beneficiary.

   REPORT OF THE HUMAN RESOURCES COMMITTEE ON EXECUTIVE COMPENSATION

        The Human Resources Committee of the Board of Directors (the "Committee") establishes the general compensation policies of Arvin, makes recommendations to the Board of Directors with respect to the specific compensation levels for the Chairman and the President, reviews and approves the annual cash bonus incentive plan for executives, including the Named Officers, who are members of the Arvin Policy Committee, administers the 1988 Stock Benefit Plan, reviews the remuneration of other officers and considers and recommends the adoption of compensation plans for officers and directors.

        Arvin's compensation philosophy is to provide a total compensation program which will attract and retain qualified executives and motivate superior performance. The Committee and management of Arvin are committed to the principle that pay should be commensurate with performance and attainment of predetermined financial and strategic objectives. As a consequence, pay is more heavily influenced by company performance.

        The compensation program consists of three components: base salary, annual cash incentive opportunities and long-term stock-based incentive opportunities. The compensation philosophy for base salary is to set executive base salaries approximately at industry norms, with the proportion of total cash compensation that can be earned based on variable incentive compensation above industry norms. Industry norms used in establishing base salaries for the CEO and each of the Named Officers in 1997 were determined by gathering competitive compensation information from the companies comprising the Dow Jones Auto Parts and Equipment Index as well as from other manufacturing companies selected on the basis of similar sales volume, level of employment and international scope.

        The Arvin philosophy for variable cash bonus incentive compensation is to provide rewards when financial objectives are achieved. In 1997, these objectives, designed to increase shareholder value, were earnings per share, return on net producing assets and debt-to-capital ratio. The relative weights assigned to these objectives were as follows: earnings per share was weighted by a factor of one, return on net producing assets was weighted by a factor of 0.8 and debt-to-capital ratio was weighted by a factor of 0.7. Maximum bonuses that could be earned with respect to each of these objectives are set as a percentage of the executive's base salary.
   The maximum aggregate bonus that could be earned if all of the objectives were attained was 125% of the executive's base salary. Minimum achievement levels against each of the financial objectives were required before the portion of the bonus relating to that objective could be earned. The CEO and each of the Named Officers participated in the 1997 cash bonus incentive plan.

        In 1996, the CEO, certain Named Officers and certain other officers of Arvin were authorized by the Committee to elect to receive a portion of their 1997 cash bonus incentive compensation, if any, in the form of restricted Common Shares of Arvin. The number of restricted Common Shares so awarded was determined by dividing a designated portion of the recipient's bonus by the closing price of Arvin Common Shares on the New York Stock Exchange on the final trading day of calendar 1997. A condition of each such award provides that the recipient elect to hold his restricted Common Shares for a period of three years, or five years, in which instance he is entitled to receive an increase of 10%, or 20%, respectively, in the number of restricted Common Shares so awarded. The Committee believes that the availability of this discretionary alternative to cash bonuses further encourages employee investment in the long-term future of Arvin.

        Long-term incentives are currently provided through the grant of stock options to the Named Officers and the CEO and the award of performance shares to the CEO and COO. Stock options and performance shares are an important component of the Committee's long-term performance-based compensation philosophy. The number of options granted is determined subjectively by considering the executive's ability to influence Arvin's long-term growth and profitability. Options are granted at the current market price and are exercisable commencing one year after the date of grant. Since the value of an option is directly related to Arvin's stock price, it provides an incentive to create value for shareholders. The Committee also believes that direct ownership of Arvin shares will serve to further align executives' interest with that of all shareholders.

   Accordingly, all members of senior management, including the CEO and Named Officers, are subject to guidelines which call for ownership of Arvin shares equal to 1.5 to 3.0 times base salary. These individuals are expected to meet these guidelines progressively over the five year period ending in 2000. Performance shares are awarded to the CEO and COO to provide an incentive to enhance Arvin's earnings growth. In 1997, performance share awards could be earned upon attainment of performance goals, which were based upon the percentages by which Arvin's 1997 earnings from continuing operations exceeded Arvin's 1996 earnings from continuing operations. If earned, performance shares are paid in a combination of Arvin Common Shares and cash. Fifty percent of the Arvin Common Shares earned must be held for a period of three years. In 1997, the maximum number of performance shares that the CEO could earn was 18,200, 14,000 of which were payable in Arvin Common Shares and 4,200 of which were payable in cash.

        Mr. Pond's employment agreement (see "Executive Compensation-Employment Agreement") did not impact the determination of his compensation for 1997 except insofar as it addresses minimum annual base salary. Mr. Pond's cash incentive bonus was determined in accordance with the 1997 cash bonus incentive plan. In 1997, the objectives relating to earnings per share, return on net producing assets and debt-to-capital ratio were fully achieved. As a result, the cash bonus paid to Mr. Pond, as CEO for 1997, was $760,218. Mr. Pond was granted performance shares which could be earned based upon attainment of 1997 earnings performance goals. The earnings goals were fully achieved in 1997, resulting in Mr. Pond earning the maximum number of performance shares. The stock options granted to Mr. Pond during 1997 are consistent with the design and philosophy of the overall program and are shown above in the Summary Compensation Table.

        The Committee believes this compensation philosophy and practice encourages outstanding individuals to achieve levels of performance that otherwise would not have been reached and to maintain their employment and personal commitment to Arvin. Arvin shareholders and customers are also beneficiaries.

        Section 162(m) of the Internal Revenue Code provides that compensation in excess of $1.0 million paid to the chief executive officer and the four most highly compensated executive officers of a public company will generally be non-deductible for federal income tax purposes, subject to certain exceptions. This limitation had application to the Company for the first time in 1997. As set forth in more detail under the heading "Proposal 2 - Approval of the Arvin 1998 Stock Benefit Plan," the Committee intends to structure compensation arrangements in a manner that will avoid the deduction limitations imposed by Section 162(m) in appropriate circumstances. However, the Committee believes that it is important and necessary that the Committee retain the right and flexibility to provide and revise compensation arrangements, such as base salary and cash bonus incentive opportunities, that may not qualify under Section 162(m) if, in the Committee's view, such arrangements are in the best interests of the Company and its shareholders.

        This report is submitted on behalf of the Committee:

                                              Steven C. Beering, Chairman
                                                       Joseph P. Flannery
                                                   William D. George, Jr.


                    COMMON SHARE PRICE PERFORMANCE GRAPH




        The graph below compares cumulative total return of the Arvin Common Shares with the S&P 500 Index and the Dow Jones Auto Parts and Equipment Index during the years 1993 through 1997, assuming the investment of $100 on December 31, 1992 and the reinvestment of dividends.

                                                                  Cumulative Total Return

                                           12/92        12/93       12/94        12/95        12/96        12/97
                                           -----        -----       -----         ----        -----        -----
       Arvin Industries, Inc.               100          107          80           59           91          126
       S & P 500                            100          110         112          153          189          252
       Dow Jones Auto Parts
         & Equipment                        100          124         106          131          148          190

                          CERTAIN BENEFICIAL OWNERS

        Arvin does not know of any person or group who is the beneficial owner of more than 5% of the Common Shares.

        As of January 1, 1998, Mr. Viars beneficially owned 73,608 Arvin Common Shares, which includes 65,200 Common Shares subject to options which may be exercised within 60 days after January 1, 1998, 1,621 Common Shares in the Arvin Savings Plan and 687 Common Shares in the Arvin Deferred Compensation Plan.

        Also, as of January 1, 1998, Mr. Hoyte beneficially owned 11,814 Common Shares, which includes 3,470 Common Shares subject to options which may be exercised within 60 days thereafter, 169 Common Shares in the Arvin Savings Plan and 509 Common Shares in the Arvin Deferred Compensation Plan.

        Further, as of January 1, 1998, all directors and executive officers as a group (19 persons) beneficially owned 997,531 Arvin Common Shares, or 4.06% of the outstanding Common Shares (excluding Common Shares referred to in the following paragraph). In addition, on that date, the number of Arvin Common Shares held in the Arvin pension plans, the Arvin savings plans, the Arvin Equity Account, the Arvin Deferred Compensation Plan and the Arvin Employee Stock Benefit

   Trust were, respectively, 974,664; 870,972; 416,754; 5,199 and
   1,098,954.

        Additionally, pursuant to a Shareholders' Agreement, Mr. Hunt has the right to direct the manner in which the Arvin Common Shares owned by certain other shareholders (currently 634,436 shares, 2.58% of the outstanding Common Shares) are voted at any or all annual or special meetings of Arvin. The agreement also provides that such shares shall not be tendered in response to any offer that would result in the offeror owning more than 5% of the Common Shares of Arvin unless the Board of Directors of Arvin recommends that shareholders accept the offer.

           COMPLIANCE WITH FORMS 3, 4 AND 5 REPORTING REQUIREMENTS

        Based solely upon its review of reports on Forms 3, 4 or 5 and any amendments thereto furnished to Arvin pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations from the executive officers and directors that no other reports were required, Arvin believes that all of such Forms were filed on a timely basis by reporting persons during 1997.


                   PROPOSAL 2 - APPROVAL OF THE ARVIN 1998
                             STOCK BENEFIT PLAN

        At its February 1998 meeting, the Board of Directors adopted, subject to shareholder approval, the Arvin Industries, Inc. 1998 Stock Benefit Plan (the "Plan"). If adopted by the shareholders, this Plan will replace, for directors and officers of Arvin, the Arvin 1988 Stock Benefit Plan (the "1988 Plan") which terminates this year in accordance with its terms. The Board of Directors adopted a similar plan for employees of Arvin who are not officers which is not required to be adopted by the shareholders.

        The Plan is intended to recognize the contributions made to Arvin by officers of Arvin, to provide such persons with additional incentive to devote themselves to the future success of Arvin, and to improve the ability of Arvin to attract, retain and motivate individuals upon whom Arvin's future growth and financial success depend, by providing them with share-related awards. Similarly, the Plan is intended as an additional incentive to directors who are not employees of Arvin to serve on the Board of Directors and to devote themselves to the future success of Arvin. In addition, the Board of Directors has adopted minimum Common Share ownership guidelines applicable to each of the directors and officers eligible to participate in the Plan. Share awards under the Plan are a mechanism which will assist the participants in satisfying the Common Share ownership guidelines. Accordingly, the Board recommends the Plan. A brief summary of the Plan follows.

        NUMBER OF COMMON SHARES. The number of Common Shares for which Options may be granted under the Plan shall initially be 1,200,000 (4.9% of the shares of Common Stock outstanding on February 23, 1998). The number of shares of Common Stock is subject to adjustment upon the occurrence of a stock dividend, stock split, recapitalization or certain other capital adjustments. The maximum number of Common Shares with respect to which Options may be granted to any one person under the Plan during any calendar year may not exceed 200,000 shares. The maximum number of Common Shares with respect to which Restricted Share Awards, Performance Shares and Performance Units may be granted to any one person under the Plan during any calendar year may not exceed 25,000 shares. On March 2, 1998, the last reported sales price for the Common Shares on the New York Stock Exchange was $39.5625 per share.

        ADMINISTRATION. The Human Resources Committee (the "Committee") will administer the Plan.

        ELIGIBILITY. All directors and officers of Arvin are eligible to receive Awards under the Plan. However, those directors of Arvin who are not employees of Arvin (the "Nonemployee Directors") may receive Options only pursuant to special provisions of the Plan relating to such directors, as described below. On February 23, 1998, 21 officers and 9 Nonemployee Directors were eligible to participate in the Plan.

        AWARDS UNDER THE PLAN. Awards to be granted to participants in the Plan are not determinable at this time since they are discretionary (other than the automatic grants to Nonemployee Directors). Reference is made to the table entitled "Option Grants in Last Fiscal Year," which sets forth the options granted under the 1988 Plan to the Named Officers and to all officers as a group. Reference is made to the "Report of the Human Resources Committee on Executive Compensation" which discusses the performance shares awarded to the CEO and COO in 1997.

        Awards under the Plan may take the following forms:

        STOCK OPTIONS - Options to purchase Common Shares under the Plan may be either Incentive Stock Options ("ISOs"), within the meaning of
   Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or Nonstatutory Stock Options ("NSOs"). At the time of grant, the Committee determines which form of option is being granted and the terms relating to its exercise. No option under the Plan may be exercisable more than ten years after the date of grant. Any option granted under the Plan must have an exercise price of at least 100% of the fair market value of a Common Share on the date of grant. Under the Plan, an optionee may pay the purchase price of Common Shares upon exercise of an option in cash, by delivering already owned Common Shares, by delivering his or her promissory note, by agreeing to surrender Options then exercisable by him or by directing Arvin to withhold Common Shares otherwise issuable upon exercise of such Option. The specific form of payment is either established by the agreement governing the option or, if not so established, by the Committee in its discretion.

        Any option granted under the Plan will become fully exercisable upon a change of control of Arvin (as defined in the Plan) or on the date the rights issued pursuant to Arvin's shareholder rights plan become exercisable for Series C Preferred Shares (the "Distribution

   Date"). If an option is exercised within ten days after the Distribution Date, its exercise will be effective as of the day before the Distribution Date, unless the optionee specifies a later effective date.

        ISOs are options that meet requirements imposed by the Internal Revenue Code. Under the Internal Revenue Code, the aggregate fair market value (determined at the time of grant) of the Common Shares with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all plans of Arvin and its subsidiaries) may not exceed $100,000.

        STOCK APPRECIATION RIGHTS - Stock Appreciation Rights ("SARs") give recipients the opportunity to share in the appreciation of Common Shares. SARs may be granted "in tandem" with an option (in which case the exercise of all or part of the SAR will cause the expiration of a corresponding portion of the option and vice versa) or not in tandem with an option. Tandem SARs give recipients the opportunity to share in all or a portion (as specified by the Committee at the time of grant) of the increase in the value of Common Shares between the date of grant and the date of exercise. Non-tandem SARs give the recipients the opportunity to share in all, some portion or some multiple of such appreciation. Upon exercise of an SAR, the recipient receives Common Shares with a fair market value equal to the amount of appreciation in the value of the Common Shares covered by the SAR. Arvin may elect to deliver cash in lieu of some or all of these Common Shares. An SAR may be designated as a "limited right," which means that following a change in control of Arvin (as defined in the Plan) or in connection with Arvin's dissolution or liquidation, the SAR will be settled only in cash. Whether or not an SAR is designated as a limited right, it will become exercisable upon a change of control or on the Distribution Date and, if exercised within ten days after the Distribution Date, will be subject to the retroactive exercise provisions described above in connection with stock options.

         RESTRICTED SHARES - Common Shares may be granted to participants or sold to participants for any amount determined by the Committee (which may be less than fair market value but may not be less than par value). Such shares must be forfeited by the recipient (in the case of shares that have been granted) or subject to Arvin's option to require the recipient to resell the shares to Arvin at his or her cost (in the case of shares that have been sold) if his or her employment with Arvin and its subsidiaries terminates prior to a date specified by the Committee at the time of grant or sale, which must be at least one year after grant or sale. These restrictions do not apply if employment terminates after attainment of retirement age under the retirement plan in which the participant participates, because of disability or death or following a change of control of Arvin except where the termination is for cause. Restricted Common Shares are not transferable by the recipient while the foregoing restrictions are in force, although the recipient is entitled to exchange the Common Shares in connection with corporate transactions affecting Arvin as long as the consideration received in the transactions is subject to restrictions identical to those covering the surrendered Common Shares. Any Series C Preferred Shares issued pursuant to rights relating to Restricted Shares will be subject to the same restrictions as the related Restricted Shares.

        PERFORMANCE SHARES - Each Performance Share corresponds to one Common Share. If performance targets established by the Committee are met, Performance Shares are credited to an account maintained for the recipient. That account also is credited with amounts equal to the dividends payable on the number of Common Shares corresponding to the number of Performance Shares in the account. The account becomes distributable on a date determined by the Committee. If the recipient's employment terminates prior to that date, his or her account must be forfeited unless employment terminates because of one of the reasons specified above under "Restricted Shares." Distributions are made either in stock, cash or a combination of stock and cash as elected by the Committee, provided that if, following a change of control of Arvin, a recipient's employment terminates for any reason other than retirement, death, disability or for cause, distribution to such recipient will be made in cash.

        PERFORMANCE UNITS - Performance Units are subject to the same rules as Performance Shares, except that each Performance Unit represents the Fair Market Value of a Common Share (instead of a Common Share). After a Performance Unit has been credited to an account, it may be credited with earnings at a rate specified by the Committee.

        RESTRICTION ON TRANSFERABILITY. No award granted under the Plan may be transferred, except by will or the laws of descent and distribution.

        PROVISIONS RELATING TO NONEMPLOYEE DIRECTORS. Each Nonemployee Director shall be granted automatically an Option to purchase 1,000 Common Shares on the day following each annual meeting of the Board held on or after each Annual Meeting of Shareholders at the fair market value of a Common Share on the date of grant. Accordingly, if the Plan is adopted by the shareholders, each Nonemployee Director shall be granted automatically an Option on April 17, 1998.

        MISCELLANEOUS - Awards may be made under the Plan until April 16, 2008. Awards outstanding at that date will continue in effect in accordance with the terms of the Plan. The Board of Directors may terminate, suspend or modify the Plan, without the authorization of the shareholders, to the extent allowed by law. No termination, suspension or modification of the Plan may adversely affect any rights of a holder of an award granted under the Plan before the date of such termination, suspension or modification.

        TAX ASPECTS OF OPTIONS GRANTED UNDER THE PLAN - The following discussion is intended to summarize briefly the general principles of Federal income tax law applicable to each option granted under the Plan.

        A recipient of an ISO will not recognize taxable income upon either the grant or exercise of the ISO. The option holder will recognize long-term capital gain or loss on a disposition of the

   Common Shares acquired upon exercise of an ISO, provided the option holder does not dispose of those Common Shares within two years from the date the ISO was granted or within one year after the Common Shares were transferred to such option holder (a "disqualifying disposition"). Currently, for regular Federal income tax purposes, long-term capital gain is taxed at a maximum rate of 20% for individuals if the individual's holding period is more than 18 months, and a maximum rate of 28% if the holding period is more than one year, but not more than 18 months, while ordinary income may be subject to a maximum rate of 39.6%. If the option holder satisfies both of the foregoing holding periods, then Arvin will not be allowed a deduction by reason of the grant or exercise of an ISO.

        As a general rule, if the option holder disposes of the Common Shares in a disqualifying disposition, the gain recognized will be taxed as ordinary income to the extent of the difference between
   (a) the lesser of the fair market value of the Common Shares on the date of exercise or the amount received for the Common Shares in the disqualifying disposition, and (b) the adjusted basis of the Common Shares, and Arvin will be entitled to a deduction in that amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending on the length of time the option holder held the Common Shares prior to the disposition.

        The amount by which the fair market value of a Common Share at the time of exercise exceeds the exercise price will be included in the computation of such option holder's "alternative minimum taxable income" in the year the option holder exercises the ISO. Currently, the maximum alternative minimum tax rate is 28%. If an option holder pays alternative minimum tax with respect to the exercise of an ISO, the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The option holder's basis in the Common Shares for purposes of the alternative minimum tax will be adjusted when income is included in alternative minimum taxable income.

        A recipient of a nonqualified stock option will not recognize taxable income at the time of grant, and Arvin will not be allowed a deduction by a reason of the grant. Such an option holder will recognize ordinary income in the taxable year in which the option holder exercises the nonqualified stock option, in an amount equal to the excess of the fair market value of the Common Shares received upon exercise at the time of exercise of such an option over the exercise price of the option, and Arvin may be allowed a deduction in that amount, subject to the limitations on deductibility of compensation in excess of one million dollars under Section 162(m) of the Internal Revenue Code. The Board of Directors believes that it is in the best interests of Arvin to ensure, and the Plan is intended to obtain, to the extent possible, the full deductibility of compensation attributable to Options granted under the Plan. Upon disposition of the Common Shares subject to the option, an option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the Common Shares were held prior to disposition, equal to the difference between the amount realized on disposition and the option holder's adjusted basis of the Common Shares subject to the option (which adjusted basis ordinarily is the fair market value of the Common Shares subject to the option on the date the option was exercised.)

        TAX ASPECTS OF PERFORMANCE SHARES GRANTED UNDER THE PLAN - At the date of granting of performance shares, the recipient will not be deemed to receive income, and Arvin will not be entitled to a deduction. Upon exercise, the holder of a performance share will realize ordinary income equal to the amount of cash or the market value of the shares received on exercise. Arvin may be entitled to a deduction with respect to the ordinary income realized by the exercising holder, subject to the limitations of Section 162(m) of the Internal Revenue Code. The Board of Directors recognizes that compensation attributable to performance shares granted under the Plan may not be deductible, and the Plan is not intended to ensure the full deductibility of such compensation.

        THE BOARD OF DIRECTORS BELIEVES THAT THE ARVIN INDUSTRIES, INC. 1998 STOCK BENEFIT PLAN IS IN THE BEST INTERESTS OF ARVIN AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE PLAN.

                 PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF
                       INDEPENDENT PUBLIC ACCOUNTANTS

        Based upon the recommendation of the Audit Committee, at its February 1998 meeting, the Board of Directors approved the engagement of the accounting firm of Price Waterhouse as Arvin's independent certified public accountants for the fiscal year beginning December 29, 1997.

        Representatives from Price Waterhouse will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

        Although not required to do so, the Board of Directors is submitting its appointment of auditors for shareholder ratification. In the event the appointment of Price Waterhouse is not ratified by the shareholders, it will be reconsidered by the Board of Directors. The Board recommends that its appointment of Price Waterhouse be ratified by the shareholders.

                    SHAREHOLDER NOMINATIONS AND PROPOSALS

        Pursuant to the rules under the Securities Exchange Act of 1934, as amended, proposals of shareholders intended to be presented at the 1999 Annual Meeting must be received at Arvin's executive offices no later than November 14, 1998 to be considered for inclusion in next year's proxy materials.

        Further, Arvin's By-Laws set forth certain additional procedures regarding shareholder nominations of persons for election to the Board of Directors and shareholder proposals of business to be considered at meetings of the shareholders. Pursuant to these provisions, written notice of any shareholder nominations or proposals relating to the 1999 Annual Meeting of Shareholders must be received by the Secretary of Arvin at its executive offices in Columbus, Indiana no earlier than January 18, 1999 and no later than February 15, 1999.


                          BUSINESS TO BE TRANSACTED

        At the date of this proxy statement, the Board of Directors does not know of any business to be brought before the Annual Meeting other than the matters described herein. In the event that any other matters properly shall come before the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

   By the order of the Board of Directors.




                                           Ronald R. Snyder
                                           Secretary of
                                           ARVIN INDUSTRIES, INC.



   Columbus, Indiana
   March 13, 1998

         FORM OF PROXY CARD FOR HOLDERS OF COMMON SHARES OF ARVIN

                                APPENDIX I

    COMMON STOCK                                                     PROXY
                           ARVIN INDUSTRIES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING TO BE HELD APRIL 16, 1998


   The undersigned hereby appoints Byron O. Pond and Ronald R. Snyder, or either of them, the true and lawful proxies of the undersigned, with full power of substitution, for and on behalf of the undersigned to vote the shares of ARVIN INDUSTRIES, INC. registered in the name of the undersigned, or with respect to which the undersigned may be entitled to vote, at the Annual Meeting of Shareholders to be held at Holiday Inn Conference Center, 2480 Jonathan Moore Pike (Highway 46
   West), Columbus, Indiana, on April 16, 1998, at 10:30 A.M., and at any adjournment thereof, upon the matters set forth on the reverse side hereof.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 & 3.

          PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                        USING THE ENCLOSED ENVELOPE.

                (Continued and TO BE SIGNED on reverse side.)

    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY


   THIS PROXY, AS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 & 3.

       1. ELECTION OF DIRECTORS FOR     For    Withhold    For All
          TERMS OF 3 YEARS --           All       All      Except Nominee(s) Written
          NOMINEES:  Joseph P.                             Below,
          Allen, Steven C. Beering,    /__/      /__/
          Joseph P. Flannery & V.                            /__/  ________________________________
          William Hunt.

       2. Adoption of 1998 Stock        For     Against    Abstain   3. Ratification of appoint-     For    Against    Abstain
          Benefit Plan.                                                 ment of Price Waterhouse
                                       /__/      /__/      /__/         as Independent auditors.     /__/    /__/       /__/

                                                                     4. In their discretion on
                                                                        such other business as
                                                                        may properly come before
                                                                        the meeting.
                                                                                  Dated:_______________________________, 1998
                                                                                  Signature(s) ______________________________

                                                                                  ___________________________________________
                                                                                  The shareholder's signature above should
                                                                                  correspond with the name of the shareholder
                                                                                  as it appears here.  A proxy executed by a
                                                                                  corporation should be signed in its name by
                                                                                  a duly authorized officer.  If the proxy is
                                                                                  to be signed by an attorney, executor,
                                                                                  administrator, trustee, guardian or in any
                                                                                  other representative capacity, the title of
                                                                                  the person signing should be given in full.
                                                                                  When shares are held by joint tenants, both
                                                                                  should sign.


     -----------------------------------------------------------------------------------------------------------------------

                                                      /\   FOLD AND DETACH HERE  /\

                                                         YOUR VOTE IS IMPORTANT!

                                        PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                                                      USING THE ENCLOSED ENVELOPE.

                                 APPENDIX II

                           ARVIN INDUSTRIES, INC.

                           1998 STOCK BENEFIT PLAN


   1.   PURPOSE OF THE PLAN

        This Plan is intended to benefit the Corporation and its subsidiaries by providing compensation arrangements that may be used to attract, retain and reward Officers and Nonemployee Directors of training, experience and ability, to attract new Officers and Nonemployee Directors whose services are considered valuable, and to provide such persons with a proprietary interest in and a greater concern for the welfare of the Corporation and its subsidiaries.

   2.   DEFINITIONS

        Whenever used herein, the following words and phrases shall (for purposes of this Plan and this Plan only) have the meanings stated unless a different meaning is plainly required by the context:

        (a) "Award" means a grant, pursuant to the Plan, of Options, SARs, Performance Shares, Performance Units, Restricted Shares, or any combination thereof.

        (b)  "Board" means the board of directors of the Corporation.

        (c) "Cause" means (A) the willful and continued failure by a Participant to substantially perform his duties with the Corporation or its subsidiaries (other than any such failure resulting from his Disability) after a written demand for substantial performance is delivered to him by the Corporation that specifically identifies the manner in which the Participant has not substantially performed his duties, or (B) the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Corporation or its subsidiaries. No act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Corporation and its subsidiaries.

        (d)  "Change of Control," for purposes of the Plan, means:

             (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding Common Shares of the Corporation (the "Outstanding Corporation Common Shares") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of
                  Control: (w) any acquisition directly from the Corporation, (x) any acquisition by the Corporation,
                  (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses
                  (A), (B) and (C) of subsection (iii) of this definition of Change of Control; or

             (ii) individuals who, as of the date hereof, constitute the
                  Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board as of the date hereof shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (iii) consummation of a reorganization, merger or
                  consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Shares and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding Common Shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Shares and Outstanding Corporation

                  Voting Securities, as the case may be, (B) no person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding Common Shares of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

             (iv) approval by the shareholders of the Corporation of a
                  complete liquidation or dissolution of the Corporation.

        (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        (f) "Committee" means the Human Resources Committee of the Board or any other committee designated by the Board.

        (g) "Common Shares" means the Corporation's common shares, par value $2.50 per share, together with one Right for each Common Share to purchase one one-hundredth of a share of the Corporation's Series C Junior Participating Preferred Shares, without par value, issuable prior to the Distribution Date pursuant to the Rights Agreement.

        (h) "Corporation" means Arvin Industries, Inc., an Indiana corporation.

        (i) "Disability" means a physical or mental condition that renders a Participant unable to perform his usual duties or any comparable duties for the Corporation or its subsidiaries if, in the opinion of a physician selected by the Corporation, such condition will continue indefinitely or for a substantial period of time.

        (j) "Distribution Date," for purposes of the Plan, shall have the meaning given in the Rights Agreement.

        (k) "Fair Market Value" means (i) if the Common Shares are listed on the New York Stock Exchange, the closing price of the Common Shares on the consolidated tape of the New York Stock Exchange on the relevant date or the most recent date on which Common Shares traded on such Exchange; and (ii) if the Common Shares are not listed on such Exchange, such value as the Committee, in good faith, shall determine. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Shares subject to an ISO shall be inconsistent with Section 422A of the Code or regulations thereunder.

        (l)  "ISO" means an incentive stock option, within the meaning of
             Section 422A of the Code, granted under the Plan pursuant to Sections 5 and 6.

        (m) "Limited Right" means a limited stock appreciation right granted under the Plan pursuant to Section 7.

        (n) "Nonemployee Directors" means any member of the Board who is not employed by the Corporation or any one of its subsidiaries.

        (o) "Non-tandem SAR" means an SAR not granted in connection with an Option.

        (p) "Officer" means any officer of the Corporation elected by the Board who is employed on a full-time salaried basis.

        (q) "Option" means an option, including an ISO, granted under the Plan pursuant to Section 5.

        (r) "Option Agreement" means a written agreement specifying the type of Option granted, the price at which the Option shall be exercisable, the duration of the Option, the number of Common Shares to which the Option pertains and such other provisions as the Committee shall determine.

        (s) "Participant" means any Officer who has been selected by the Committee to receive an Award.

        (t) "Performance Share" means a performance share granted under the Plan pursuant to Section 9.

        (u) "Performance Unit" means a performance unit granted under the Plan pursuant to Section 9.

        (v)  "Plan" means the Arvin Industries, Inc. 1998 Stock Benefit
             Plan.

        (w) "Restricted Share" means a restricted share granted under the Plan pursuant to Section 8.

        (x) "Restricted Share Agreement" means a written agreement governing the issuance of a Restricted Share or Shares.

        (y) "Retirement Age" means the age at which employment is terminated or benefits are paid as a result of the attainment of the normal or early retirement age as defined in the retirement plan sponsored by the Corporation or one of its subsidiaries in which the Participant is actively participating.

        (z) "Rights Agreement" means the Rights Agreement dated as of May 29, 1986, between the Corporation and Harris Trust and Savings Bank, as amended by Amendments No. 1, 2 and 3 thereto, dated February 23, 1989, November 10, 1994 and
             May 10, 1996, respectively, as such agreement may be further amended from time to time.

        (aa) "SAR" means a stock appreciation right granted under the Plan pursuant to Section 7.

        (bb) "SAR Agreement" means a written agreement evidencing the terms and conditions applicable to an SAR.

        (cc) "Tandem SAR" means an SAR granted in connection with an Option.

   3.   ADMINISTRATION OF THE PLAN

        The Plan shall be administered by the Committee, which shall consist of two or more directors who shall be appointed by the Board, all of whom shall not be (or formerly have been) employees of the Corporation. The Committee shall, within the limits and pursuant to the terms of the Plan, determine the individuals to whom Awards are to be granted under the Plan, the number of shares to be subject to each Award, the exercise price with respect to each Option, the base price with respect to each SAR, the restrictions to be imposed on Restricted Shares, the performance goals which must be met in order to earn each Performance Share and each Performance Unit, and all other terms and conditions of such Awards and the shares to be issued pursuant to the Plan. The Committee is also authorized to interpret any provision of the Plan, to adopt, amend and rescind rules, regulations, terms and agreements relating to the Plan, Awards granted thereunder and the shares to be issued pursuant thereto, and to make all other determinations and take all other action that it deems necessary to advisable for the administration of the Plan. The Committee is also authorized to provide and accept any notices provided for hereunder. Action with respect to the Plan may be taken by a majority of the members of the Committee then in office either at a meeting called by any member of the Committee or by unanimous written consent.

   4.   SHARES SUBJECT TO THE PLAN

        (a)  COMMON SHARES AVAILABLE FOR DELIVERY.  Subject to the
   Section 11 and the following provisions of this Section 4, the maximum number of Common Shares that may be subject to Awards (excluding Awards which are Tandem SARs) shall be equal to the sum of
   (i) 1,200,000 Common Shares; (ii) any Common Shares available for future awards under the 1988 Stock Benefit Plan (the "1988 Plan") as of the Effective Date (as determined pursuant to Section 19); and
   (iii) any Common Shares that are represented by awards granted under the 1998 Plan which are forfeited, expire or are cancelled without delivery of Common Shares or which result in the forfeiture of Common Shares back to the Corporation.

        In the event that, prior to the expiration date of the Plan, any Option granted under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of an SAR) without being exercised, in whole or in part, for any reason, any Non-tandem SAR granted under the Plan expires unexercised or is terminated, surrendered or cancelled without being exercised, in whole or in part, for any reason, any Restricted Shares granted under the Plan are forfeited or reacquired by the Corporation in connection with the restrictions imposed upon such Common Shares pursuant to the Plan, or any Performance Share or Performance Unit distributable as Common Shares is unearned, terminated, surrendered, cancelled or forfeited, then the number of Common Shares theretofore subject to such Option, SAR, Performance Share, or Performance Unit or constituting such Restricted Shares, or the unexercised, terminated, surrendered, forfeited, cancelled or reacquired portion thereof, shall be added to the remaining number of Common Shares that may be made subject to Awards under the Plan. If either the purchase price of Common Shares upon exercise of any Option or the tax withholding requirement is satisfied by tendering or withholding Common Shares or by tendering exercisable Options, only the number of Common Shares issued net of the Common Shares tendered or withheld shall be deemed delivered for purposes of determining the number of Common Shares available for Awards under the Plan.

        (b) OTHER PLAN LIMITS. Subject to Section 11, the following additional maximums are imposed under the Plan:

             (i) The maximum number of Common Shares that may be issued as ISOs shall be 1,200,000 Common Shares.

             (ii) The maximum number of Common Shares that may be covered by Awards granted to any one Participant pursuant to
                  Section 5 (Options) shall be 200,000 Common Shares during any calendar year.

             (iii) The maximum number of Common Shares that may be covered by Awards granted to any one Participant pursuant to Section 8 (Restricted Share Awards) and Section 9 (Performance Shares and Performance Units) shall be 25,000 Common Shares during any calendar year.

   5.   OPTIONS

        (a) Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Common Shares subject to Options granted to each Participant. The Committee may grant any type of Option to purchase Common Shares that is permitted by law at the time of the grant, including ISOs. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be nonqualified stock options.

        (b) Each Nonemployee Director shall be granted automatically an Option (that is not an ISO) to purchase 1,000 Common Shares, on the day following each annual meeting of the Board held on or after each Annual Meeting of Shareholders. The per share exercise price of each option to be paid by each Nonemployee Director shall be 100% of the Fair Market Value of the Common Shares on the date an Option is granted.

        (c)  Each Option shall be evidenced by an Option Agreement.

        (d) Except as provided in Sections 6 and 11 below, the number of Common Shares subject to Options to be granted to each Participant and the price per share to be paid by each Participant upon exercise shall be determined by the Committee at the time the Options are granted, provided that such exercise price shall not be less than 100% of the Fair Market Value of the Common Shares on the date an Option is granted or the par value of the Common Shares, whichever is greater.

        (e) Except as provided in Section 6 and subject to earlier termination as provided in subsections (f) and (g) hereof, an Option granted under the Plan shall expire on the date determined by the Committee at the time the Option is granted, provided that such date shall not be more than ten years from the date the Option is granted. The Committee shall specify in the Option Agreement, at the time each Option is granted, the time or times at which, and in what proportions, the Option may be exercised prior to its expiration or earlier termination. The Committee, in its discretion, shall have the power to accelerate the exercisability of any or all Options, or any part thereof, granted under the Plan.

        (f) Except as otherwise provided in this subsection (f), no Option may be exercised by a Participant at any time unless the Participant is then a salaried full-time employee of the Corporation or one of its subsidiaries. The Options of any Participant whose full-time salaried employment with the Corporation and its subsidiaries is terminated by the Corporation without Cause (except in connection with a Disability) shall expire on the earlier of (i) three months after such termination, or (ii) the date that such Options expire in accordance with their terms. During such period, the Options may be exercised by such Participant with respect to the same number of shares and in the same manner and to the same extent as if the Participant had continued as a full-time salaried employee of the Corporation or one of its subsidiaries during such period. In the event that a Participant voluntarily terminates employment with the Corporation and its subsidiaries (except in connection with a Disability or after attainment of Retirement Age) or is discharged by the Corporation or one of its subsidiaries for Cause, any Option or Options held by the Participant under the Plan and not previously exercised shall expire immediately upon such termination or discharge and may not be exercised thereafter. The Options of any Participant whose full-time salaried employment with the Corporation and its subsidiaries is terminated in connection with attainment of Retirement Age shall expire upon the earlier of five years after such termination or the date such Options expire in accordance with their terms. During such period, the Options may be exercised by the Participant with respect to the same number of shares and in the same manner and to the same extent as if the Participant had continued as a full-time salaried employee of the Corporation or one of its subsidiaries during such period. The Options of any Participant whose full-time salaried employment with the Corporation and its subsidiaries is terminated by Disability or death shall expire upon the earlier of one year after such Disability or death, or the date such Options expire in accordance with their terms. During such period the Options may be exercised by the Participant, or in the event of his death by a legatee or legatees of the Options under the Participant's will or by his executors, personal representatives or distributees, with respect to the number of shares that the Participant could have purchased on the date of his Disability or death, as the case may be.

        (g) Except as otherwise provided in this subsection (g), no Option may be exercised by a Nonemployee Director at any time unless the Nonemployee Director is then a member of the Board. The Options held by any Nonemployee Director under the Plan and not previously exercised whose membership on the Board is terminated for any reason other than death shall expire immediately upon such termination and may not be exercised thereafter. The Options of any Nonemployee Director whose membership on the Board is terminated by death shall expire upon the earlier of one year after such death or the date such Options expire in accordance with their terms. In the event of death, the Options may be exercised by a legatee or legatees of the Options under the Nonemployee Director's will or by his executors, personal representatives or distributees.

        (h) Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve at the time the Options are granted, which restrictions and conditions need not be the same for all Participants; provided, however, that ISOs shall comply with the applicable provisions of the Code pertaining thereto. The Committee may specify a minimum number of full shares that must be purchased by a Participant or Nonemployee Director upon any exercise of an Option granted to him under the Plan. Notwithstanding any other restriction on exercisability approved by the Committee, an Option granted under the Plan shall be fully exercisable upon a Change of Control of the Corporation or as of the Distribution Date.

        (i) The purchase price of Common Shares upon exercise of any Option shall be paid in full either (i) in cash or (ii) in Common Shares valued at their Fair Market Value on the day before the date of exercise, (iii) by delivery of a promissory note of the Participant, (iv) in cash by a broker-dealer to whom the holder of the Option has submitted an exercise notice consisting of a fully endorsed Option,
             (v) by agreeing to surrender Options then exercisable by him valued at the excess of the aggregate Fair Market Value of the Common Shares subject to such Options on the date of exercise over the aggregate option price of such Common Shares, (vi) by directing the Corporation to withhold such number of Common Shares otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the exercise price of the Option, or (vii) by any combination of (i), (ii), (iii), (iv), (v) and (vi), if approved by the Committee in its discretion or in the manner provided in the Option Agreement. Subject to
             Section 15, the Corporation shall issue, in the name of the Participant, certificates representing the total number of Common Shares purchased pursuant to the exercise of any Option in a timely manner after such exercise.

        (j) At the time of grant of an Option, the Committee may impose such restrictions on disposition of Common Shares acquired upon the exercise of such Option as it deems appropriate, which restrictions may, without limitation, include a right in the Corporation to repurchase upon the occurrence of a specified event or events, all or any of such shares at the price not less than the exercise price paid by the Participant or Nonemployee Director for those shares.

        (k) Any Option granted under the Plan may be exercised by the Participant or Nonemployee Director, by a legatee or legatees of such Option under the Participant's or Nonemployee Director's will, or by his executors, personal representatives or distributees, by delivering to the Corporation at its principal executive office (attention of its Secretary) written notice of the number of Common Shares with respect to which the Option is being exercised accompanied either by payment or instructions regarding payment in accordance with subsection (i) above. The date of exercise shall be the date the notice is received by the Corporation, unless a later date is specified in such notice. Notwithstanding the foregoing, if an exercise notice is received by the Corporation within ten days following the Distribution Date, such exercise shall be effective as of the day immediately preceding the Distribution Date unless a later date is specified in the notice.

        (l) As of the effective date of a merger, consolidation or share exchange involving the Corporation as a result of which Common Shares are converted into the right to receive another security and/or any other consideration, each Option shall automatically become an option to acquire the securities and/or other consideration that a holder of the number of Common Shares then subject to the Option would have become entitled to receive as a result of such merger, consolidation or share exchange. Such converted option shall be governed by the terms and conditions applicable to the Option.

        (m) The Committee may prescribe such other terms and conditions of the Options granted under the Plan that are neither inconsistent with nor prohibited by the Plan.

   6.   SPECIAL RULES RELATING TO ISOS

        Notwithstanding anything in Section 5 to the contrary, ISOs shall be in such form and upon such terms and conditions as the Committee shall from time to time determine, subject to the following to the extent necessary to comply with Section 422A of the Code:

        (a) An ISO must be granted within ten years from the date the Plan is adopted or the date the Plan is approved by the shareholders of the Corporation, whichever is earlier;

        (b) The aggregate Fair Market Value (determined at the time the ISOs are granted) of the Common Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under all plans of the Corporation and its subsidiaries) shall not exceed $100,000; and

        (c) Notwithstanding any other provision herein contained, no Participant may receive an ISO under the Plan if such Participant, at the time the ISO is granted, owns shares possessing more than ten percent of the total combined voting power of all classes of shares of the Corporation or of its parent or subsidiary corporation (within the contemplation of Section 425(d) of the Code); provided, however, that such Participant shall be eligible to receive a grant of an ISO if, at the time such ISO is granted, the exercise price is at least 110% of the Fair Market Value of Common Shares, and such ISO is not exercisable after the expiration of five years from the date such ISO is granted.

   7.   SHARE APPRECIATION RIGHTS

        (a) SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may specify that an SAR granted under the Plan shall be a Tandem SAR or a Non-tandem SAR. An SAR granted to a Participant at the same time and covering the same number of Common Shares as an Option shall be a Tandem SAR unless the Committee specifies to the contrary. At the time of grant of a Non-tandem SAR, the Committee shall specify the base price of Common Shares to be used in connection with the calculation described in subsection (c) below and the number of Common Shares subject to the SAR. The base price of a Non-tandem SAR shall not be less than 100% of the Fair Market Value of one Common Share on the date of grant. No Tandem SAR may be granted to a Participant in connection with an ISO in a manner that will disqualify the ISO under
             Section 422A of the Code unless the Participant consents thereto.

        (b)  Each SAR shall be evidenced by an SAR Agreement.

        (c) An SAR shall entitle the Participant to receive from the Corporation the number of Common Shares having an aggregate Fair Market Value equal to:

             (i) In the case of a Tandem SAR, all, or if specified by the Committee at the time of grant, some portion, of the excess of the Fair Market Value of one Common Share as of the date on which the SAR is exercised over the Option price per share specified in such Option, multiplied by the number of shares then subject to the Option, or the portion thereof as to which the SAR is being exercised; or

             (ii) In the case of a Non-tandem SAR, all, or if specified by the Committee at the time of grant, some portion or multiple, of the excess of the Fair Market Value of one Common Share as of the date on which the SAR is exercised over the base price specified in such SAR, multiplied by the number of Common Shares then subject to the SAR, or the portion thereof as to which it is being exercised.

             Cash shall be delivered in lieu of any fractional shares. The Corporation shall be entitled to elect to settle any part or all of its obligation arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the Common Shares it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares.

        (d) A Tandem SAR shall be exercisable at the time and to the extent, but only at such time and to such extent, that the Option to which it relates is exercisable. Upon the exercise of a Tandem SAR, the unexercised Option or portion thereof, to which the exercised portion of the Tandem SAR is related shall expire. The exercise of any Option shall cause the expiration of the Tandem SAR related to such Options, or portion thereof, that is exercised.

        (e) (i) Non-tandem SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve at the time the Non-tandem SARs are granted, which restrictions and conditions need not be the same for all Participants. The Committee may specify a minimum number of full shares with respect to which any exercise of a Non-tandem SAR must be made.

                  Notwithstanding any other restriction on exercisability approved by the Committee, a Non-tandem SAR granted under the Plan shall be fully exercisable upon a Change of Control of the Corporation or as of the Distribution Date.

             (ii) Subject to earlier termination as provided in the last sentence of this paragraph (ii), a Non-tandem SAR granted under the Plan shall expire on the date determined by the Committee, provided that such date shall not be more than ten years from the date the SAR is granted. The Committee shall specify at the time each Non-tandem SAR is granted, the time or times at which, and in what proportions, the Non-tandem SAR may be exercised prior to its expiration or earlier termination. The Committee, in its discretion, shall have the power to accelerate the exercisability of any or all Non-tandem SARs, or any part thereof, granted under the Plan. Notwithstanding the foregoing, any Non-tandem SAR granted to a Participant under the Plan shall expire following a termination of his full-time salaried employment with the Corporation and its subsidiaries in the same manner as an Option held by such Participant would expire pursuant to the provisions of subsection 5(e).

        (f) Any SAR granted under the Plan may be exercised by the Participant, by a legatee or legatees of such SAR under the Participant's last will, or by his executors, personal representatives or distributees, by delivering to the Corporation at its principal executive office (attention of its Secretary) written notice of the number of Common Shares with respect to which the SAR is being exercised accompanied by any related SAR Agreement and, in the case of a Tandem SAR, by the related Option Agreement. The date of exercise shall be the date the notice is received by the Corporation, unless a later date is specified in such notice. Notwithstanding the foregoing, if an exercise notice is received by the Corporation within ten days following the Distribution Date, such exercise shall be effective as of the day immediately preceding the Distribution Date unless a later date is specified in the notice.

        (g) Subject to Section 15, the Corporation shall, in a timely manner, (i) issue, in the name of the Participant, certificates representing the total number of Common Shares to which the Participant is entitled pursuant to subsection
             (c) hereof, and (ii) if the Corporation elects to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Participant an amount in cash equal to the Fair Market Value of the Common Shares it would otherwise be obligated to deliver.

        (h) On or after the effective date of a merger, consolidation or share exchange involving the Corporation as a result of which Common Shares are converted into the right to receive another security and/or any other consideration, each SAR shall, upon exercise in accordance with its terms, entitle the Participant to receive from the Corporation an amount of such security and/or other consideration (in the proportions received by the holders of Common Shares in the merger, consolidation or share exchange) having an aggregate Fair Market Value equal to:

             (i) In the case of a Tandem SAR, all, or if specified by the Committee at the time of grant pursuant to paragraph (c)(i) of this Section, some portion, of the excess of the Fair Market Value (as of the date of exercise) of the security and/or other consideration (on a per share basis) received by the holders of Common Shares in the merger, consolidation or share exchange over the option price per share specified in the related option multiplied by the number of shares then subject to the option, or portion thereof as to which the SAR is being exercised; or

             (ii) In the case of a Non-tandem SAR, all, or if specified by the Committee at the time of grant pursuant to paragraph (c)(ii) of this Section, some portion or multiple, of the excess of the Fair Market Value as of the date of exercise of the security and/or other consideration (on a per share basis) received by the holders of Common Shares in the merger, consolidation or share exchange, over the base price specified in such SAR multiplied by the number of shares then subject to the SAR, or portion thereof, as to which it is being exercised.

             Cash shall be delivered in lieu of fractional securities and may be delivered if elected by the Corporation.

        (i) The Committee may specify that an SAR granted under the Plan shall be a Limited Right. Limited Rights shall, in addition to or in lieu of the provisions regarding exercisability described in subsection (c) above (as specified by the Committee), be subject to one or both of the following (as specified by the Committee):

             (i) Limited Rights shall be exercisable within thirty days after a Change of Control, and upon exercise shall entitle the holder to receive from the Corporation a cash payment equal to the number of Common Shares subject to the related Option (in the case of a Tandem
                  SAR) or subject to the SAR (in the case of a Non-tandem
                  SAR) times the greater of (A) the excess of the Fair Market Value of one Common Share as of the date on which the Limited Right is exercised, over the Option price per share (in the case of a Tandem SAR) or the base price per share (in the case of a Non-tandem SAR), or (B) the excess of the value (as determined by the

                  Committee as in existence immediately prior to the Change of Control) of the highest per share consideration received by shareholders of the Corporation in connection with the Change of Control over such per share price.

             (ii) In the event of a dissolution or liquidation of the
                  Corporation, Limited Rights shall be exercisable for the thirty days prior to the effective date of such dissolution or liquidation, and, in the absence of exercise during such period, shall be automatically exercised on the last business day immediately prior to such effective date, unless both the Committee and the Participant agree in writing that the Limited Right shall not be exercised at that time. Upon exercise of a Limited Right pursuant to this paragraph (ii), the holder shall be entitled to receive from the Corporation a cash payment equal to the number of Common Shares subject to the related Option (in the case of a Tandem SAR) or subject to the SAR (in the case of a Non-tandem SAR), multiplied by the greater of
                  (A) the excess of the Fair Market Value of one Common Share as of the date on which the Limited Right is exercised, over the Option price per share (in the case of a Tandem SAR) or the base price per share (in the case of a Non-tandem SAR), or (B) the excess of the value (as determined by the Committee as in existence immediately prior to the dissolution or liquidation) of the per share consideration received by shareholders of the Corporation in connection with the dissolution or liquidation over such per share price.

             On or after the effective date of a merger, consolidation, or share exchange involving the Corporation which does not constitute a Change of Control, but which results in the holders of Common Shares receiving another security and/or other consideration, the cash payments contemplated by this subsection shall be computed with reference to such security and/or other consideration in a manner consistent with subsection (h) above. Except as provided in subsection (c) of this Section and in this subsection (i), a Limited Right shall be subject to the same terms and conditions as other SARs.

        (j) The Committee may prescribe such other terms and conditions of all SARs granted under the Plan that are neither inconsistent with nor prohibited by the Plan.

   8.   RESTRICTED SHARE AWARDS

        The Committee may from time to time grant, or sell for such amount of cash, Common Shares or such other consideration as the Committee deems satisfactory (which amount may be less than Fair Market Value), Restricted Shares under the Plan to such Participants and upon such terms and conditions as the Committee may determine at the time of grant or sale, subject to the following:

        (a) Restricted Shares issued under the Plan shall be governed by a Restricted Share Agreement in such form as the Committee shall from time to time determine.

        (b) Subject to Section 15 hereof, the Corporation shall issue, in the name of the Participant, certificates representing the total number of Restricted Shares granted or sold to the Participant, in a timely manner after such grant or sale.

        (c) Subject to the provisions of subsection (d) hereof and the restrictions set forth in the related Restricted Share Agreement, the Participant acquiring Restricted Shares shall thereupon be a shareholder with respect to all of the shares represented by such certificate or certificates and shall have the right of a shareholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares.

        (d) Any Restricted Share granted to a Participant pursuant to the Plan shall be forfeited and any Restricted Share sold to a Participant pursuant to the Plan shall, at the Corporation's option, be resold to the Corporation for an amount equal to the value of the consideration paid therefor and, upon such forfeiture or resale, such share shall revert to the Corporation if the Participant's employment with the Corporation and its subsidiaries terminates prior to a date specified by the Committee at the time of grant or sale, which date shall not be earlier than the first anniversary of such grant or sale, unless such employment terminates (A) after the Participant's attainment of Retirement Age, (B) because of the Participant's Disability, (C) because of the Participant's death, or (D) following a Change of Control for any reason other than Cause. As of such specified date, or, if earlier, the Participant's date of termination of employment described in (A) through (D) of the preceding sentence, the restrictions of this subsection (d) shall lapse. The Corporation may exercise its right to require a resale of a Restricted Share pursuant to this subsection by notice to the Participant at any time within the thirty-day period following his termination of employment with the Corporation and its subsidiaries. A Participant who has received such notice shall promptly surrender his Restricted Shares and the Corporation shall make payment therefor within ten days after such surrender. The Committee, in its discretion, shall have the power to accelerate the date on which the restrictions of this subsection (d) shall lapse with respect to any or all Restricted Shares granted or sold under the Plan that have been outstanding for at least one year.

        (e) Except as set forth in subsection (f), Restricted Shares issued pursuant to the Plan shall not be sold, assigned, pledged or otherwise transferred, voluntarily or involuntarily, by the holder thereof until the date the restrictions of subsection (d) lapse. Each certificate evidencing Restricted Shares issued under the Plan shall bear a legend indicating that transferability of such shares is restricted by and subject to the terms and conditions imposed under the Plan.

        (f)  Notwithstanding anything contained herein to the contrary:

             (i) Restricted Shares may be tendered in response to a tender offer for or a request or invitation to tenders of (both within the meaning of Section 14 of the Securities Exchange Act of 1934, as in effect on February 1, 1998) greater than 50% of the outstanding Common Shares of the Corporation; provided the security and/or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions applicable to such Restricted Shares until they lapse pursuant to the Plan or the related Restricted Share Agreement and that the tendering Participant agrees to any reasonable provisions requested by the Corporation to assure that any consideration received as a result of such tender is subject to such restrictions and conditions and that the consideration cannot be transferred in violation of any such restrictions and conditions;

             (ii) Restricted Shares may be surrendered in a merger,
                  consolidation or share exchange involving the Corporation provided that the security and/or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions applicable to such Restricted Shares until they lapse pursuant to the Plan or the related Restricted Share Agreement and that the surrendering Participant agrees to any reasonable provisions requested by the Corporation to assure that any consideration received as a result of such surrender is subject to such restrictions and conditions and that the consideration cannot be transferred in violation of any such restrictions and conditions.

        (g) The Committee may prescribe such other terms and conditions of the Restricted Shares issued under the Plan that are neither inconsistent with nor prohibited by the Plan including, without limitation, terms providing for a lapse of the restrictions of subsection (d) in installments.

        (h) From and after the Distribution Date, each Rights Certificate issued pursuant to the Rights Agreement for each Restricted Share and all Series C Junior Participating Preferred Shares issued upon exercise of the Rights evidenced by such Rights Certificate shall be subject to such restrictions and conditions applicable to such Restricted Share until they lapse pursuant to the Plan or the related Restricted Share Agreement; provided, however, that the Participant holding such Rights Certificate shall be entitled to surrender the Rights Certificate pursuant to the terms of the Rights Agreement in exchange for the Series C Junior Participating Preferred Shares issuable in respect thereof.

   9.   PERFORMANCE SHARES AND PERFORMANCE UNITS

        The Committee may from time to time grant Performance Shares or Performance Units to such Participants and upon such terms and conditions as the Committee shall determine, subject to the following:

        (a) Each Performance Share shall represent one Common Share and shall be earned upon the attainment of performance goals established by the Committee at the time of grant. Each Performance Unit shall represent the Fair Market Value of a Common Share as of the date of such award and shall be earned upon the attainment of performance goals established by the Committee at the time of grant. The time period during which the performance goals must be met shall be determined by the Committee and shall be called a "performance period." The Committee may provide that a Participant will earn a specified portion of the Performance Shares or Performance Units for a performance period in the event that performance goals for such performance period are partially attained.

        (b) As of the last day of a performance period, Performance Shares and Performance Units earned by a Participant for such period shall be credited to an account (the "Account") established and maintained for such Participant, and any unearned Performance Shares or Performance Units shall be forfeited. When the Corporation pays a cash dividend on Common Shares, each Participant's Account shall also be credited with the amount of any cash dividends that would have been paid on the number of Common Shares equal to the number of Performance Shares then credited to such Account. The Committee may provide that Performance Units credited to an Account shall be credited with earnings at a rate determined by the Committee. The Account of any Participant, which shall be the record of Performance Shares earned by him under the Plan, dividends paid thereon, Performance Units earned by him under the Plan and earnings credited thereon, is solely for accounting purposes and shall not require a segregation of any Corporation assets.

        (c) The Committee may provide at the time of grant that any earned Performance Share in Account of a Participant, the amount of cash dividends credited with respect thereto, any Performance Units in an Account of a Participant, and earnings credited with respect thereto (as well as

             Performance Shares or Performance Shares or Performance Units for performance periods then in progress) shall be forfeited if the Participant's employment with the Corporation and its subsidiaries terminates prior to a date specified by the Committee at the time of grant, unless such employment terminates (i) because of death, (ii) because of Disability, (iii) after attainment of Retirement Age, or
             (iv) following a Change of Control for any reason other than Cause. The Committee may provide that, with respect to a termination described in (i) through (iv) of the prior sentence, a participant shall earn all or a portion of the Performance Shares or Performance Units granted to him for the performance period then in progress.

        (d) As of the earlier of (i) the date specified by the Committee as referred to in subsection (c) above, or (ii) the date of a termination of employment described in paragraphs (c)(i) through (iv) above, a Participant, with respect to Performance Shares, shall be entitled to receive from the Corporation either a number of Common Shares equal to the number of Performance Shares in his Account, or cash in an amount equal to the number of Performance Shares in his Account times the Fair Market Value of one Common Share on such date, and with respect to Performance Units, shall be entitled to receive from the Corporation either cash in an amount equal to the number of Performance Units in his Account, multiplied by the Fair Market Value of one Common Share on such date, the number of Common Shares equal to the number of Performance Units, multiplied by the Fair Market Value of one Common Share on such Date, or a combination of such Common Shares and cash, the product of which is divided by the Fair Market Value of one Common Share on such date. In connection with a distribution pursuant to the preceding sentence, a Participant shall also be entitled to a cash payment equal to the dividends in his Account relating to the distributed Performance Shares and the earnings in his Account relating to the distributed Performance Units. Payment to a Participant of the amount set forth above shall be made or commence within 90 days after the earlier of (i) such specified date, or (ii) the date of termination described in paragraphs (c)(i) through (iv) above. Payments in cash may be made either in a lump sum or in equal annual installments over a period not to exceed ten years. The Committee shall have the sole discretion to determine the form and method of payment under the Plan and the period over which such payment shall be made. Notwithstanding the foregoing, in the event that a Participant's employment with the Corporation and its subsidiaries terminates following a Change of Control of the Corporation for any reason other than attainment of Retirement Age, death, Disability or termination by the Corporation for Cause, payments with respect to all Performance Shares and Performance Units in his Account, including credits with respect to dividends on Performance Shares or earnings on Performance Units, shall be made in cash within ten days after such termination takes place. Except as provided in subsection (b), a Participant shall not be entitled to receive any earnings on the value of his Performance Shares or Performance Units with respect to the period between his termination of employment and the receipt of payments under the Plan.

   10.  ASSIGNMENT

        Except as provided in subsection 8(e) and (f) or in connection with unrestricted Common Shares issued pursuant to an Award, Awards granted under the Plan and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment or similar process. In the event of the death of a Participant or a Nonemployee Director, any distribution due under the Plan shall be made to the duly appointed and qualified executor or other personal representative of the Participant or the Nonemployee Director to be distributed in accordance with the will or applicable intestacy law of the Participant or Nonemployee Director; or in the event that there shall be no representative duly appointed and qualified within six months after the date of death of such deceased Participant or Nonemployee Director, then to such persons as, at the date of his death, would be entitled to share in the distribution of such deceased person's personal estate under the provisions of the applicable statute then in force governing the descent of intestate property, in the proportions specified in such statute.

   11.  ADJUSTMENTS

        The number of shares available for issuance under the Plan, the number of shares subject to Awards granted under the Plan, the number of Performance Shares credited to a Participant's Account or applicable to performance periods in progress, and the exercise price with respect to Options and base price with respect to SARs granted under the Plan may be appropriately adjusted as the Committee may determine for any increase or decrease in the number of issued Common Shares resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, share split, reverse share split, share distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Corporation. Adjustments under this Section 11 shall be made according to the sole discretion of the Committee, and the decision of the Committee as to the timing, nature and amount of such adjustments shall be binding and conclusive. If any such adjustment results in the computation of a number of Common Shares that is not a whole number, such number shall be rounded down to the next whole number.

   12.  DISSOLUTION OR LIQUIDATION

        Upon the dissolution or liquidation of the Corporation, each Participant's and Nonemployee Director's rights with respect to Options and SARs that have not been exercised, Restricted Shares that are subject to forfeiture, and Performance Shares or Performance Units that are either unearned or not yet distributable, as of the date of the occurrence of such event, shall terminate and be forfeited and neither the Participant, the Nonemployee Director, nor their heirs, personal representatives, successors or assigns shall have any future rights with respect to any such Options, SARs, Restricted Shares, Performance Shares, or Performance Units. Notwithstanding the foregoing, the Committee, in its discretion exercised in a nondiscriminatory way, may (i) adjust the terms of any Award to give the holder thereof the opportunity to participate in any distribution on Common Shares related to the dissolution or liquidation, or (ii) otherwise provide for a distribution to any holder of an Award affected by the dissolution or liquidation; provided, however, that if the dissolution or liquidation occurs after a Change of Control of the Corporation, the Committee shall, (i) by such adjustment or distribution, provide that the holder of each Award shall benefit in the same manner as if such Award had been exercised or made unrestricted prior to the distributions on Common Shares related to the dissolution or liquidation, or (ii) make a cash distribution to such holder in an amount equal to the value of the Award (including, in the case of a Performance Share and Performance Unit, the Account related thereto).

   13.  GOVERNMENT REGULATIONS

        Notwithstanding any of the provisions hereof, or of any Option, SAR, Restricted Share, Performance Share, or Performance Unit granted hereunder, the obligation of the Corporation to issue and deliver shares upon the exercise of such Option or SAR or upon a distribution with respect to a Performance Share or Performance Unit, or the obligation of the Corporation to issue and deliver certificates evidencing Restricted Shares, shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required, including, without limitation, the obligation of the Corporation to have a registration statement or statement that complies with the provisions of the Securities Act of 1933, as amended, in effect with respect to such shares at the time of such issuance and delivery unless the Corporation receives evidence satisfactory to it that such issuance and delivery, in absence of such an effective registration statement or statements, would not constitute a violation of the terms and provisions of such act.

   14.  TERMINATION AND AMENDMENT OF PLAN

        The Board (or the Committee) may amend, alter or terminate the Plan, provided that, subject to Section 11, no amendment, alteration or termination shall be made which would materially and adversely affect the rights of any Participant or Nonemployee Director under any Option, SAR, Performance Share, or Performance Unit theretofore granted, or of any Participant who had theretofore acquired Restricted Shares pursuant to the Plan, without such Participant's or Nonemployee Director's consent, as the case may be.

   15.  WITHHOLDING TAXES

        Whenever the Corporation proposes or is required to issue or transfer Common Shares to a Participant under the Plan, the Corporation shall have the right to require the Participant to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If such certificates have been delivered prior to the time a withholding obligation arises, the Corporation shall have the right to require the Participant to remit to the Corporation an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Participant, as compensation or otherwise, as necessary. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. The Corporation may, if approved by the Committee in its discretion, in connection with an Award in the form of Common Shares, allow a Participant to direct the Corporation to withhold a portion of the Common Shares otherwise distributable or to transfer to the Corporation a certain number of Common Shares (either subject to a Restricted Share Award or previously owned) with a Fair Market Value at the date of exercise equal to the amount required to be withheld, and make necessary cash payments to appropriate taxing authorities to satisfy its withholding obligation.

   16.  RIGHT TO TERMINATE EMPLOYMENT

        Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of the Corporation or its subsidiaries or affect any right that the Corporation or its subsidiaries may have to terminate the employment of such Participant.

   17.  RIGHTS AS SHAREHOLDER

        The recipient of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for Common Shares are issued to him.

   18.  LEAVES OF ABSENCE

        The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leaves of absence shall constitute a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence.

   19.  EFFECTIVE DATE

        The Plan shall become effective as of the date it is approved by the holders of a majority of the Common Shares of the Corporation (voting as a single class) present, or represented, and entitled to vote at the 1998 Annual Meeting of Shareholders of the Corporation. There shall be no Options, SARs, Restricted Shares, Performance Shares, or Performance Units granted or awarded under the Plan after 2008; provided, however, that all Options, SARs, Restricted Shares, Performance Shares, and Performance Units granted or sold under the Plan prior to such date shall remain in effect and subject to adjustment and amendment as herein provided until they have been satisfied or terminated in accordance with the Plan and the terms of their related agreements.

   20.  GOVERNING LAW

        The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Indiana and, in the case of ISOs, Section 422A of the Code.

   21.  INDEMNIFICATION

        Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof with the Corporation's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him; provided, however, that he shall give the Corporation an opportunity at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or to hold them harmless.

   22.  SUCCESSORS

        In the event of a sale of substantially all of the assets of the Corporation, or a merger, consolidation or share exchange involving the Corporation, all obligations of the Corporation under the Plan with respect to awards granted hereunder shall be binding on the successor to the Corporation in the transaction. Employment with such a successor shall be considered employment with the Corporation for purposes of the Plan.

   23.  NOTICES

        Notices given pursuant to this Agreement shall be in writing and shall be deemed received when personally delivered or five days after mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid. Notice to the Corporation shall be directed to:

                            Secretary
                            Arvin Industries, Inc.
                            One Noblitt Plaza
                            Box 3000
                            Columbus, Indiana 47202-3000

        Notices to Participants and Nonemployee Directors shall be directed to such person at the home address of such person on the records of the Corporation. Notwithstanding the foregoing, if either party shall have previously designated address by notice to the other party given in the foregoing manner, then notices to such party shall be directed as designated.